EXHIBIT 10.1

ENTOURAGE MINING LTD.
2007 RETAINER STOCK PLAN FOR EMPLOYEES,
DIRECTORS AND CONSULTANTS

JUNE 6, 2007

1.           INTRODUCTION.

This plan shall be known as the "Entourage Mining Ltd. Retainer Stock Plan for Employees, Directors and Consultants" and is hereinafter referred to as the "Plan". The purpose of the Plan is to enable Entourage Mining Ltd., a British Columbia corporation (the "Company"), to promote the interests of the Company and its shareholders by (a) attracting and retaining employees capable of furthering the future success of the Company, providing incentives for outstanding performance and rewards for such performance; and (b) attracting and retaining Directors and Consultants capable of furthering the future success of the Company, and aligning their economic interests more closely with those of the Company's shareholders, by paying their retainer fees in the form of shares of the Company's common stock (the "Common Stock") on the terms and conditions to be agreed between the Company and these persons. The Retainer Stock Plan may also be used to satisfy debts and obligations owing to these persons or for the purpose of satisfying the Company’s obligations under any professional or geological services or other consulting contracts.

2.           DEFINITIONS.

The following terms shall have the meanings set forth below:

"BOARD" means the Board of Directors of the Company.

"CHANGE OF CONTROL" has the meaning set forth in Section 12(d).

"CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

"COMMITTEE" means the committee that administers the Plan, as more fully defined in Section 13.

"COMMON STOCK" has the meaning set forth in Section 1.

"COMPANY" has the meaning set forth in Section 1.

"CONSULTANT" means a person who is contractually obligated as an independent contractor to provide services to the Company.

"DEFERRAL ELECTION" has the meaning set forth in Section 6.

"DEFERRED STOCK ACCOUNT" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Section 7.

"DELIVERY DATE" has the meaning set forth in Section 6.

"DIRECTOR" means a natural person who is a member of the Board of Directors of the Company.

"DIVIDEND EQUIVALENT" for a given dividend or other distribution means a number of shares of Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the fair market value on the date of distribution of any property, that is distributed with respect to one share of Common Stock pursuant to such dividend or distribution; such fair market value to be determined by the Committee in good faith.

"EFFECTIVE DATE" has the meaning set forth in Section 3.

"EMPLOYEE" means a natural person who is an employee of the Company, or its subsidiaries.

"EXCHANGE ACT" has the meaning set forth in Section 13(b).

"FAIR MARKET VALUE" means the mean between the highest and lowest reported sales prices of the Company's Common Stock on the last trading day prior to the date with respect to which the Fair Market Value is to be determined or such other value as the Company's Board of Directors may, in its sole discretion, determine.

"PARTICIPANT" means an individual who is an Employee, Director or Consultant on the Effective Date or who becomes an Employee, Director or Consultant thereafter during the term of the Plan.

"PAYMENT TIME" means the time when a Granted Stock is payable to a Participant pursuant to Section 5 (without regard to the effect of any Deferral Election).

"GRANTED STOCK" has the meaning set forth in Section 5.

"THIRD ANNIVERSARY" has the meaning set forth in Section 6.

3.           EFFECTIVE DATE OF THE PLAN.

The Plan shall be effective as of June 6, 2007 (the "Effective Date"), provided that it is approved by the Board and the Plan shall terminate on June 5, 2012 (being a term of five years).

4.           ELIGIBILITY.

Each Participant is eligible to participate in the Plan. Each credit of shares of Common Stock pursuant to the Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

5.           GRANT OF SHARES.

Commencing on the Effective Date, the Committee may in its absolute discretion grant such shares of the Common Stock pursuant to this Plan as the Committee may in its absolute discretion deem appropriate to (a) reward and incentive Employees; or (b) pay consideration to Directors or Consultants for their services ("Granted Stock"); or (c) settle outstanding debts on consulting agreements relating to geological, professional or other services provided to the Company.

6.           DEFERRAL OPTION.

From and after the Effective Date, a Participant may make an election (a "Deferral Election") on an annual basis to defer delivery of the Granted Stock so that it is to be delivered: (a) on the date which is three years after the Effective Date for which it was originally payable ("Third Anniversary"), (b) on the date upon which the Participant ceases to qualify as a Participant hereunder for any reason ("Departure Date"), (c) in five equal annual installments commencing on the Departure Date ("Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date") or in such other manner as the Participant and the Company may agree. Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Subsequent Year may not be changed less than six (6) months prior to the beginning of such Subsequent Year and provided, further, that no more than one Deferral Election or change thereof may be made in any Subsequent Year.

Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six (6) months prior to the beginning of the Subsequent Year in which it is to be effected; provided that, with respect to the Subsequent Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the thirtieth (30th) day after the Effective Date.

7.           DEFERRED STOCK ACCOUNTS.

The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of Common Stock payable pursuant to the Granted Stock to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant then on the payment date for any dividend paid or other distribution made with respect to the Common Stock the Deferred Stock Account shall be credited, with a number of shares of Common Stock equal to (a) the number of shares of Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

8.           DELIVERY OF SHARES.

(a) The shares of Common Stock in a Participant's Deferred Stock Account with respect to any Granted Stock for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Section 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Section 6(c), or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Section 6(c), then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

(b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of Common Stock needed to fulfill its obligations under this Section 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under the Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Granted Stocks to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Section 8.

9.           SHARE CERTIFICATES; VOTING AND OTHER RIGHTS.

The certificates for shares delivered to a Participant pursuant to Section 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a shareholder with respect to Common Stock for all such shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

10.          GENERAL RESTRICTIONS.

(a) Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(i) any registration or other qualification of such shares under any state, provincial or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

(ii) obtaining any other consent, approval, or permit from any state, provincial or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

(b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

11.          SHARES AVAILABLE.

Subject to Section 12 below, the maximum number of shares of Common Stock which may in the aggregate be paid as Granted Stocks pursuant to the Plan is one hundred thousand (100,000). Shares of Common Stock issuable under the Plan may be taken from treasury shares of the Company or purchased on the open market.

The shares of common stock made available under the Plan may be granted directly under the terms of the Plan, through debt settlement agreements or through management and consulting agreements entered into by the Company with qualifying persons.

12.          ADJUSTMENTS; CHANGE OF CONTROL.

(a) In the event that there is, at any time after the Board adopts the Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares,

warrants or rights of offering to purchase Common Stock at a price below its fair market value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other extraordinary distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),

(i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of Common Stock held in such Deferred Stock Account had such shares of Common Stock been outstanding as of the effectiveness of any such Transaction,

(ii) the number and kind of shares or other property subject to the Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction and

(iii) the Committee shall appropriately adjust any other relevant provisions of the Plan and any such modifications by the Committee shall be binding and conclusive on all persons.

(b) If the shares of Common Stock credited to the Deferred Stock Accounts are converted pursuant to Section 12(a) into another form of property, references in the Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for the Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

(c) In lieu of the adjustment contemplated by Section 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control:

(i) the shares of Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control;

(ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of Common Stock or any other property held in such Participant's Deferred Stock or any other property held in such Participant's Deferred Stock Account; and (iii) the Plan shall be terminated.

(d) For purposes of this Plan, Change of Control shall mean any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of

Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of common stock of the Company or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

(ii) Individuals who, as of the date hereof, constitute the Board of the Company cease for any reason to constitute at least a majority of the Board of Directors of the Company.

(iii) Approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company.

13.          ADMINISTRATION; AMENDMENT AND TERMINATION.

(a) The Plan shall be administered by a committee consisting of any three persons who are current directors of the Company ("Committee"), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the plan as it may deem necessary or desirable.

(b) The Board may from time to time make such amendments to the Plan, including to preserve or come within exemption from liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as it may deem proper and in the best interest of the Company provided, that, if and to the extent required for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the Plan shall be made more than once in any six (6) month period that would change the amount, price or timing of the grants of Common Stock hereunder other than to conform with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 174, as amended, or the regulations thereunder.

(c) The Board may terminate the Plan at any time by a vote of a majority of the members thereof but shall terminate on the termination date provided herein at the latest and no grants shall be made pursuant to the Plan after that date. The provisions of the Plan governing Deferred Stock Accounts shall survive the termination of the Plan.

14.          MISCELLANEOUS.

(a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for re-election by the Company's shareholders or to limit the rights of the shareholders to remove any Director.

(b) The Company shall have the right to require, prior to the issuance or delivery of any share of Common Stock pursuant to the Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including without limitation by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

(c) Where the terms of this Plan and any management or consulting agreement entered into by the Company with an employee, director, officer or consultant conflict, the terms of the management or consulting agreement shall supercede the terms of this Plan.

15.          GOVERNING LAW.

The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the Province of British Columbia.

ENTOURAGE MINING LTD.

BY:   /s/ Gregory F. Kennedy
         ---------------------------------
         Gregory F. Kennedy
         President and Director